UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-10113

UBS Juniper Crossover Fund, L.L.C.

(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor

New York, NY 10171

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 525-6000

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

UBS JUNIPER CROSSOVER FUND, L.L.C.

(on a Liquidation Basis)

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

 December 31, 2012

UBS JUNIPER CROSSOVER FUND, L.L.C.

(on a Liquidation Basis)

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

 December 31, 2012

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

UBS Juniper Crossover Fund, L.L.C. (in liquidation)

We have audited the accompanying statement of assets, liabilities and members’ capital of UBS Juniper Crossover Fund, L.L.C. (in liquidation) (the “Fund”), including the schedule of portfolio investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Board of Directors of the Fund approved a plan of liquidation. As a result, the Fund has changed its basis of accounting from the going concern basis to a liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the changes in members’ capital of UBS Juniper Crossover Fund, L.L.C. (in liquidation) for the period from December 31, 2010 to December 31, 2011, and the financial highlights for the period from December 31, 2008 to December 31, 2011, in conformity with U.S. generally accepted accounting principles and its financial position at December 31, 2012, the results of its operations, its cash flows, changes in its members’ capital and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles applied on the basis described in the preceding paragraph.

February 27, 2013

A member firm of Ernst & Young Global Limited	1

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Statement of Assets, Liabilities and Members’ Capital

December 31, 2012

ASSETS

Investments in securities, at fair value (cost $2,951,119)	$348,975
Cash	3,010,034
Investments sold, not settled	2,050,371
Receivable for taxes withheld	1,345,415
Receivable for earnouts	501,619
Receivable from Adviser	43,376

Total Assets	7,299,790

LIABILITIES

Professional fees payable	627,876
Withdrawals payable due to Adviser	356,069
Withdrawals payable	265,149
Directors’ fees payable	36,999
Custody fee payable	14,026
Shareholder servicing fee payable	13,800
Administration fee payable	11,200
Other liabilities	47,267

Total Liabilities	1,372,386

Members’ Capital	$5,927,404

MEMBER’S CAPITAL

Represented by:
Net capital contributions	$8,529,548
Accumulated net unrealized appreciation/(depreciation) on investments in securities	(2,602,144)

Members’ Capital	$5,927,404

The accompanying notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Statement of Operations

Year Ended December 31, 2012

INVESTMENT INCOME

Other income	$38,478

Total Investment Income	38,478

EXPENSES

Professional fees	665,896
Management Fee	283,631
Directors’ fees	108,499
Shareholder servicing fee	90,727
Custody fee	32,828
Printing fees	20,707
Administration fee	19,989
Insurance and other expenses	43,326

Total Expenses	1,265,603

Management Fee waived	(67,376)

Net Expenses	1,198,227

Net Investment Loss	(1,159,749)

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS

Net realized gain/(loss) from:
Investments in securities and earnouts	8,843,816
Net change in unrealized appreciation/depreciation on:
Investments in securities	(8,804,772)

Net Realized and Unrealized Gain/Loss from Investments	39,044

Net Decrease in Members’ Capital Derived from Operations	$(1,120,705)

The accompanying notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Statements of Changes in Members’ Capital

Years Ended December 31, 2011 and 2012

	Adviser	Members	Total

Members’ Capital at January 1, 2011	$358,826	$21,597,300	$21,956,126

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(12,236)	(1,019,240)	(1,031,476)
Net realized gain/(loss) from investments in securities and earnouts	9,193	550,026	559,219
Net change in unrealized appreciation/depreciation on investments in securities	69,907	4,150,400	4,220,307
Net Increase (Decrease) in Members’ Capital Derived from Operations	66,864	3,681,186	3,748,050

Members’ Capital at December 31, 2011	$425,690	$25,278,486	$25,704,176

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(13,762)	(1,145,987)	(1,159,749)
Net realized gain/(loss) from investments in securities and earnouts	143,867	8,699,949	8,843,816
Net change in unrealized appreciation/depreciation on investments in securities	(141,380)	(8,663,392)	(8,804,772)
Incentive Allocation	356,069	(356,069)	–
Net Increase (Decrease) in Members’ Capital Derived from Operations	344,794	(1,465,499)	(1,120,705)

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ distributions	(673,008)	(17,983,059)	(18,656,067)
Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(673,008)	(17,983,059)	(18,656,067)

Members’ Capital at December 31, 2012	$97,476	$5,829,928	$5,927,404

The accompanying notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Statement of Cash Flows

Year Ended December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members’ capital derived from operations	$(1,120,705)
Adjustments to reconcile net decrease in members’ capital from operations to net cash provided by operating activities:
Purchases of investments	(454,995)
Proceeds from disposition of investments	19,734,441
Net realized (gain)/loss from investments in securities	(9,924,301)
Net change in unrealized appreciation/depreciation on investments in securities	8,804,772
Changes in assets and liabilities:
(Increase) decrease in assets:
Investments sold, not settled	(2,050,371)
Receivable for earnouts	496,584
Receivable for taxes withheld	(1,345,415)
Receivable from Adviser	(43,376)
Other assets	1,019
Increase (decrease) in liabilities:
Administration fee payable	7,386
Custody fee payable	(44)
Directors’ fees payable	36,999
Management Fee payable	(24,323)
Professional fees payable	321,613
Shareholder servicing fee payable	6,593
Other liabilities	3,402
Net cash provided by operating activities	14,449,279

CASH FLOWS FROM FINANCING ACTIVITIES
Adviser distributions	(316,939)
Members’ distributions	(17,717,910)
Net cash used in financing activities	(18,034,849)

Net decrease in cash	(3,585,570)
Cash - beginning of year	6,595,604
Cash - end of year	$3,010,034

The accompanying notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Financial Highlights

December 31, 2012

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the timing of capital transactions, management fee arrangements and the Incentive Allocation.

	Years Ended December 31,
	2012	2011	2010	2009	2008
Ratio of net investment loss to average members’ capital [a]	(5.94%)	(4.76%)	(3.81%)	(3.41%)	(0.52%)

Ratio of gross expenses to average members’ capital [a]	6.48%	4.77%	3.85%	3.43%	2.94%

Ratio of net expenses to average members’ capital after Incentive Allocation [a,b]	7.96%	4.77%	3.85%	3.43%	2.94%

Portfolio turnover rate	4.28%	2.15%	2.43%	0.45%	5.83%

Total return after Incentive Allocation [c,d]	(21.37%)	17.04%	(16.83%)	1.55%	(4.32%)

Members’ capital at end of year (including the Adviser)	$5,927,404	$25,704,176	$21,956,126	$32,330,001	$38,229,704

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser.

b

The ratios of net expenses to average members’ capital before Incentive Allocation were 6.14%, 4.77%, 3.85%, 3.43% and 2.94% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

c

Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.

d	The total returns before Incentive Allocation were (21.64%), 17.04%, (16.83%), 1.55% and (4.32%) for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements

December 31, 2012

1.	Fund Liquidation

UBS Juniper Crossover Fund, L.L.C.’s (the “Fund”) Board of Directors (the “Directors”) approved the orderly wind down of the Fund in December 2007 and proceeded with a gradual disposition of its portfolio of investments. As a result of the wind down, subscriptions and repurchases into the Fund were suspended. As the Fund has liquidated the majority of its investments, and is expected to liquidate its remaining investments during 2013, the Directors approved that the Fund move from a going concern basis to a liquidation basis of accounting on October 1, 2012. The Advisor (as defined below) is managing the Fund with the objective of maximizing current investment value while seeking to realize all investments as soon as reasonably practicable. This is expected to continue through 2013. As a result of the liquidation, these financial statements have been prepared on the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at the estimated net realizable value, which may or may not be indicative of fair value, and liabilities are stated at the net settlement amount. Additional expenses of $300,258 have been estimated and accrued through the anticipated liquidation period, and are included in total expenses in the Statement of Operations and accrued for in the Statement of Assets, Liabilities and Members’ Capital.

2.	Organization

The Fund was organized as a limited liability company under the laws of Delaware on August 29, 2000. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund’s investment objective was to seek long-term capital appreciation. The Fund pursued its investment objective by investing primarily in equity and equity related securities of public and private health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceutical sectors. The Fund invested in publicly marketable securities and up to 30% of its assets (measured at the time of purchase) in non-marketable securities. Of its public securities, the Fund expected to invest principally in the public securities of large capitalization public companies and, to a lesser extent, small and medium-sized public companies. Private securities typically were purchased in negotiated transactions and included among others, common stock, preferred stock and private investments in public equities (“PIPEs”). The Fund commenced operations on November 21, 2000.

The Directors have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Directors have engaged UBS Juniper Management, L.L.C. (the “Adviser”), a Delaware limited liability company, to provide investment advice to the Fund.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

2.	Organization (continued)

The Adviser is a joint venture between UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) and OrbiMed Advisors, L.L.C. (“OrbiMed”). UBS A&Q is the managing member of the Adviser, is a wholly owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Investment professionals employed by OrbiMed manage the Fund’s investment portfolio on behalf of the Adviser under the oversight of UBS A&Q’s personnel. OrbiMed is also registered as an investment adviser under the Advisers Act.

A Member’s interest, or portion thereof, in the Fund can only be transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

3.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 amends Accounting Standards Codification (“ASC”) Topic 210: Balance Sheet, which requires enhanced disclosures on both gross information and net information about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013 and for interim periods within those fiscal years. The adoption of ASU 2011-11 is currently being assessed but is not expected to have a material impact on the Fund’s financial statements.

4.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various inputs are used in determining the fair value of the Fund’s investments which are summarized in the three broad levels listed below.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

4.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit spread, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions.)

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments. There were no transfers between levels for the year ended December 31, 2012.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosure for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Level 1, Level 2, and Level 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The valuation process is governed by a Valuation Policy and Procedures document (the “Valuation Policy”) which has been approved by the Directors of the Fund. The Valuation Policy governs the valuation of all securities comprising the net asset value of the Fund and defines the valuation principles and pricing conventions for each security type as described below. In addition, the Valuation Policy establishes a valuation committee (the “Valuation Committee”). The Valuation Committee is specifically responsible for the implementation of the Valuation Policy. The Valuation Committee reviews policy exceptions and the implementation of the Valuation Policy. The Valuation Committee will escalate issues to the Directors as required. The Valuation Committee also reviews and approves the specific valuation methodology implemented for new and existing investments in securities of private companies that are held in the Fund. The voting members of the Valuation Committee are non-investment team personnel.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

4.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

A breakdown of the Fund’s portfolio into the fair value measurement levels can be found in the tables following the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at the average of the final bid and ask prices as of the measurement date.

Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no trade took place, the securities are valued using the average of the final bid and ask prices as of the measurement date.

When the Fund holds restricted securities of a class that has been sold to the public or PIPEs, fair valuation would often be fair value less a discount to reflect contractual or legal restrictions limiting resale for those securities. The discount is accreted over the discount period in these cases. At December 31, 2012, the Fund did not hold any PIPEs.

Private securities including warrants are valued pursuant to the Fund’s Valuation Policy. In such situations, the Fund’s investments are valued in a manner that the Adviser, following procedures approved by the Valuation Committee, determines best reflects their fair value. At each reporting date, privately held debt and equity securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general and industry specific market conditions that could impact the valuation. Changes in these factors could lead to changes in the inputs used to drive the various valuation methods or models discussed below. When an external event occurs, such as a purchase transaction, public offering or subsequent equity sale or financing round, the pricing indicated by that external event is utilized to corroborate or adjust the Fund’s valuation of the debt and equity securities.

The Fund periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. The Fund may consider, but is not limited to, generally accepted valuation approaches such as market multiples, discounted cash flows,

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

4.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

valuation comparisons to comparable public companies or other industry benchmarks in its evaluation of the fair value of its investment. The Fund may also utilize a third party specialist to assist in the valuation of such securities.

For the Fund’s investments in portfolio companies with capital structures involving multiple classes of stock, an equity allocation model can be used to allocate the total equity value of the company among the various classes of stock based on the unique rights and preferences of each class of stock. The equity allocation model called Option Pricing Method (OPM) may be used by the Fund to value such securities. Under the OPM, each class of stock is modeled as a call option with a distinct claim on the enterprise value of the company. The class of stock’s option exercise price is based on a comparison with the enterprise value. Both common stock and preferred stock have, at the time of a liquidity event, payoff diagrams that are similar to the payoff diagrams of regular call options. The characteristics of each class of stock, including conversion ratios and any liquidation preferences (which are based on the specific terms of the capital structure unique to each respective portfolio company), determine the class of stock’s claim on the enterprise value. Under this method, the common stock of the company has value only if the funds available for distribution to shareholders exceed the value of the liquidation preference of the preferred securities at the time of a liquidity event. The OPM commonly uses the Black-Scholes model to price the call option.

The primary inputs/assumptions required for the OPM’s Black-Scholes calculations are: (i) total equity value, (ii) term (or the expected time until a liquidity event), (iii) risk-free rate, (iv) standard deviation or volatility, and (v) strike prices based on value thresholds where allocation percentages among various classes of stock changes. Total equity is either determined using generally accepted valuation approaches or, in the event of a historical equity financing round, a backsolve method may be used in which the equity value is derived from the transaction pricing. The term input is driven by the Adviser’s expectation on the timing of a future liquidity event. The term is then relevant in the selection of an appropriate risk free rate. Volatility is estimated based on the standard deviation of publicly-traded comparable companies over the relevant term. In certain cases, recovery rates may be used and may be estimated on a facts and circumstance basis based on the specific factors surrounding the portfolio company.

Private securities in the amount of $348,975 were fair valued by the Adviser at December 31, 2012 using the methodologies described below. These securities are classified as Level 3 positions in the fair value hierarchy.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

4.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The valuation techniques and related significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2012 were as follows:

Type of Investment	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range
Common Stock
	$622	Bid price	N/A	See notes below

Preferred Stocks and Warrants
	$348,353	Bid price	N/A	See notes below

Prior to September 30, 2012, the Macrogenics and Acceleron positions were valued at fair value using the methodologies described in the portfolio valuation footnote above. During September 2012, the Investment Manager solicited bids on a portfolio consisting of these securities as well as certain earnouts and escrows receivable as listed below:

Securities:

Acceleron (Series B, C, D, E and F Preferred shares, common stock and warrant)

Macrogenics (Series A, B, C and D Preferred shares and warrant)

Earnouts and Escrows:

Sapphire Therapeutics

SuperDimension (collectively, the “Holdings”)

On October 1, 2012, a bid (“Bid”) of $1,003,965 for the Holdings, net of the subsequent proceeds received on the Adiana and Amnis milestones of $543,964, was put forward and the Board of Directors voted to accept this Bid. The Bid price of the transactions is used as the basis of valuation for the Holdings as of December 31, 2012. For purposes of the Schedule of Investments and the above table, the Bid price of the transactions is allocated pro rata across the individual holdings based on their September 30, 2012 valuation. As part of the transaction, the Fund has agreed to bear up to $100,000 in legal fees which have been accrued for in the Statement of Assets, Liabilities and Members’ Capital.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

4.	Significant Accounting Policies (continued)

b.	Securities Transactions and Income Recognition

Securities transactions, including related revenue and expenses, are recorded on the trade-date basis and dividends are recorded on the ex-dividend date basis. Interest income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the effective yield method. Realized gains and losses from investments in securities are calculated on the identified cost basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

d.	Income Taxes

The Fund has reclassified $1,159,749 and $8,843,816 from accumulated net investment loss and accumulated net realized gain from investments in securities and earnouts to net capital contributions during the year ended December 31, 2012. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that has been allocated to the Fund’s Members as of December 31, 2012 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

4.	Significant Accounting Policies (continued)

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

5.	Related Party Transactions

UBS A&Q provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays UBS A&Q a monthly management fee (the “Management Fee”) at an annual rate of 1.35% of the Fund’s members’ capital, excluding the capital account attributable to UBS A&Q, the Adviser and the Special Advisory Account (the capital account established for crediting any incentive allocation (the “Incentive Allocation”) due to the Adviser, as described below). The Management Fee is debited against the Member’s capital accounts, excluding the Adviser’s or Special Advisory Account, and paid to UBS A&Q for the services described above and OrbiMed for their investment management services. Due to the formal liquidation of the Fund, the Adviser has agreed to waive the Management Fee of $67,376 for the period from October 1, 2012 through the date of expected final liquidation. Of this amount, $43,376 was paid by the Fund and will be reimbursed by the Adviser, which is shown as receivable from Adviser on the Statement of Assets, Liabilities and Members’ Capital.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., acts as the distributor of the Fund. The Fund pays a shareholder servicing fee to UBS A&Q and to other brokers or dealers that have entered into shareholder servicing agreements with the Fund at the annual rate of 0.40% of the outstanding interests owned by their customers. Sales loads charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

5.	Related Party Transactions (continued)

The Fund may have executed portfolio transactions through UBS FSI and its affiliates. For the year ended December 31, 2012, UBS FSI and its affiliates did not execute portfolio transactions on behalf of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Adviser, as described above. Upon a Member’s withdrawal and generally on December 31st of each year, the Adviser is entitled to an Incentive Allocation of 20% of the net profits (defined as net increase in members’ capital derived from operations on the Statement of Operations), if any, that would have been credited to the Member’s capital account for such period. For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of security positions, provided that, except in limited circumstances (namely upon a tender or transfer of Interests), any unrealized appreciation in private securities will be taken into account only to the extent of unrealized depreciation in private securities. The Incentive Allocation is made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The accrued Incentive Allocation for the year ended December 31, 2012 is $356,069 and has been recorded as a net increase to the Adviser’s capital account. There was no Incentive Allocation for the year ended December 31, 2011. The Incentive Allocation is not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund.

Each Director of the Fund receives a retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with nine other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses.

As described in the private placement memorandum, certain brokerage arrangements provide that OrbiMed receives soft dollar credits related to brokerage commissions paid by the Fund and other clients. Such credits can be used by OrbiMed for research and related services that would then be paid for, or provided by, the broker. The research services obtained by OrbiMed through the use of soft dollar credits can be for the benefit of the Fund or other accounts managed by OrbiMed.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

6.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates, not to exceed on an annual basis 0.15% of the average net assets of the Fund. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides securities servicing and settlement services for the Fund.

7.	Securities Transactions

Aggregate purchases and proceeds from sales of investment securities for the year ended December 31, 2012 amounted to $454,995 and $19,734,441, respectively.

At December 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accumulated net unrealized depreciation on investments was $2,602,144 which consists of $7,952 gross unrealized appreciation and $2,610,096 gross unrealized depreciation.

8.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward contracts, options, warrants, and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.

Each of these financial instruments contain varying degrees of off-balance sheet risk whereby changes in the fair value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital. The Fund may enter into forward foreign currency exchange contracts to hedge the currency risk associated with the settlement of foreign denominated security transactions. During the year ended December 31, 2012, the Fund did not trade any forward contracts, engage in option transactions or securities sold, not yet purchased. The Fund held warrants at December 31, 2012.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

9.	Receivable for Earnouts

Prior to September 30, 2012, the Fund’s receivable for earnouts represented contractual amounts to be received when licensed products achieve certain developmental milestones as well as a deal escrow on SuperDimension. As of December 31, 2012 the values applied to these receivables represent the proportional share of the transaction Bid price as follows: Sapphire $18,858 and SuperDimension $72,889. Amnis was excluded from the asset sale as the final cash payment on the earnout of $390,594 was received in January 2013. The Fund recorded net realized losses associated with the changes in earnouts and escrows of $891,700 which is included in net realized gain/(loss) from investments in securities and earnouts on the Statement of Operations.

10.	Withholding Tax Receivable

The Fund had initially recorded a receivable of $1,553,479 related to amounts withheld by the Israeli tax authorities on the proceeds of the SuperDimension transaction. These funds are currently held in a trust account awaiting disbursement. Of this amount, $208,064 was included in the Bid transaction and allocated $19,279 of the Bid transaction price and recorded in receivable for earnouts on the Statement of Assets, Liabilities and Members’ Capital. The resulting loss of $188,785 is included in net realized gain/(loss) from investments in securities and earnouts on the Statement of Operations. The remaining receivable of $1,345,415 is shown in receivable for taxes withheld on the Statement of Assets, Liabilities and Members’ Capital. The Fund expects to receive a refund of the remaining amounts withheld in the first quarter of 2013.

11.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Schedule of Portfolio Investments

December 31, 2012

	INVESTMENTS IN SECURITIES (UNITED STATES) (5.89%)
Shares		Fair Value
	COMMON STOCK (0.01%)
	DRUG DISCOVERY/DRUG DEVELOPMENT (0.01%)
2,888	Acceleron Pharmaceuticals, Inc., Common *	$622

	TOTAL COMMON STOCK (Cost $4,245)	622

	PREFERRED STOCKS (5.74%)
	DRUG DISCOVERY/DRUG DEVELOPMENT (4.92%)
558,964	Acceleron Pharmaceuticals, Inc., Series B *	157,003
86,977	Acceleron Pharmaceuticals, Inc., Series C *	34,248
11,624	Acceleron Pharmaceuticals, Inc., Series D *	6,133
52,413	Acceleron Pharmaceuticals, Inc., Series E *	78,150
19,300	Acceleron Pharmaceuticals, Inc., Series F *	15,908

		291,442

	MEDICAL - BIOMEDICAL/GENETICS (0.82%)
316,091	Macrogenics, Inc., Series A *	4,686
982,489	Macrogenics, Inc., Series B *	11,835
1,504,459	Macrogenics, Inc., Series C *	26,487
121,181	Macrogenics, Inc., Series D *	5,951

		48,959

	TOTAL PREFERRED STOCKS (Cost $2,946,874)	340,401

	WARRANTS (0.14%)
	DRUG DISCOVERY/DRUG DEVELOPMENT (0.14%)
55,979	Acceleron Pharmaceuticals, Inc., $1.47, 06/10/20 *	7,935

	MEDICAL - BIOMEDICAL/GENETICS (0.00%)
9,089	Macrogenics, Inc., $0.65, 09/24/18 *	17

	TOTAL WARRANTS (Cost $—)	7,952

	TOTAL INVESTMENTS IN SECURITIES (Cost $2,951,119)	348,975

TOTAL INVESTMENTS IN SECURITIES (UNITED STATES) — 5.89%		348,975

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES — 94.11%		5,578,429

TOTAL MEMBERS’ CAPITAL — 100.00%		$5,927,404

Percentages shown represent a percentage of members’ capital as of December 31, 2012.

*     Non-income producing security.

The preceding notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C. (on a Liquidation Basis)

Schedule of Portfolio Investments (continued)

December 31, 2012

There were no transfers between levels during the year ended December 31, 2012.

ASSETS TABLE

Description	Total Fair Value at December 31, 2012	Level 1	Level 2	Level 3

Investments in Securities
Common Stock
Drug Discovery/Drug Development	$622	$—	$—	$622

Total Common Stock	622	—	—	622

Preferred Stocks
Drug Discovery/Drug Development	291,442	—	—	291,442
Medical - Biomedical/Genetics	48,959	—	—	48,959

Total Preferred Stocks	340,401	—	—	340,401

Warrants
Drug Discovery/Drug Development	7,935	—	—	7,935
Medical - Biomedical/Genetics	17	—	—	17

Total Warrants	7,952	—	—	7,952

Total Investments in Securities	$348,975	$—	$—	$348,975

Total Assets	$348,975	$—	$—	$348,975

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2011	Accrued discounts /premiums	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers in and/or out of Level 3	Balance as of December 31, 2012

Investments in Securities
Common Stock
Drug Discovery/Drug Development	$3,004	$-	$-	$(2,382)	$-	$-	$-	$622
Research Product/Technology Platform	-	-	-	-	-	-	-	-

Total Common Stock	3,004	-	-	(2,382)	-	-	-	622
Preferred Stocks
Drug Discovery/Drug Development	13,166,438	-	7,903,841	(5,588,020)	-	(15,190,817)	-	291,442
Medical – Biomedical/Genetics	586,380	-	-	(537,421)	-	-	-	48,959
Research Product/Technology Platform	2,121,940	-	768,110	(1,294,673)	454,995	(2,050,372)	-	-

Total Preferred Stocks	15,874,758	-	8,671,951	(7,420,114)	454,995	(17,241,189)	-	340,401
Warrants
Drug Discovery/Drug Development	187,006	-	-	(179,071)	-	-	-	7,935
Medical – Biomedical/Genetics	273	-	-	(256)	-	-	-	17

Total Warrants	187,279	-	-	(179,327)	-	-	-	7,952

Ending Balance	$16,065,041	$-	$8,671,951	$ (7,601,823)	$454,995	$ (17,241,189)	$-	$348,975

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of December 31, 2012 is $(1,478,519) and is included in net change in unrealized appreciation/depreciation on investments in securities on the Statement of Operations.

The preceding notes are an integral part of these financial statements.

UBS JUNIPER CROSSOVER FUND, L.L.C. (UNAUDITED)

The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on September 13, 2012. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (“UBS A&Q”), including information regarding its affiliates and its personnel, operations and financial condition, as well as information regarding UBS Juniper Management, L.L.C., the Fund’s investment adviser (the “Adviser”) of which UBS A&Q is the managing member. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of UBS A&Q the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors recognized that the Fund was being wound down, the liquid portion of its portfolio had been sold and the proceeds thereof distributed to investors, and only the illiquid privately-placed investment portion of the Fund’s portfolio remained.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by UBS A&Q to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits which the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by UBS A&Q which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the “Comparable Funds”). The Directors recognized that the Comparable Funds, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors recognized that the Fund was being wound down, that the liquid portion of its portfolio had been sold and the majority of the proceeds thereof distributed to investors and that only the illiquid privately-placed investment portion of the Fund’s portfolio remained. The Directors also noted that in connection with the renewal, the Adviser had determined to waive its management fee in light of the Fund’s prolonged wind down and its remaining illiquid positions.

The Directors considered the profitability of UBS A&Q both before payment to brokers and after payment to brokers and concluded that the profits to be realized by UBS A&Q and its affiliates under the Fund’s Investment Advisory Agreement and from other relationships between the Fund and UBS A&Q were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees under the Investment Advisory Agreement did not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2012 is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During the Past 5 Years
INDEPENDENT DIRECTORS
George W. Gowen (83) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	10	None
Stephen H. Penman (66) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since July 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	10	None
Virginia G. Breen (48) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since June 27, 2008	Partner of Chelsea Partners; General Partner of Sienna Ventures; General Partner of Blue Rock Capital, L.P.	10	Director of: Modus Link Global Solutions, Inc.; Excelsior Buyout Investors, L.L.C.; UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR
Meyer Feldberg (70)[3] UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	55	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (46) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since October 1, 2010	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Nicholas J. Vagra (45) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since April 16, 2012	Chief Operating Officer of UBS A&Q since August 2001. Prior to serving in this role, he was Business Manager for Proprietary Equities of UBS A&Q.	N/A	N/A
Frank S. Pluchino (53) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since July 19, 2005

Executive Director of UBS A&Q since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.

			N/A	N/A

[1]	The Fund commenced operations on October 1, 2000.

[2]	Of the 55 funds/portfolios in the complex, 45 are advised by an affiliate of UBS A&Q and 10 comprise the registered alternative investment funds advised by UBS A&Q.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $128,500 in 2012 and $161,000 in 2011. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,300 in 2012 and $2,200 in 2011. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $135,000 in 2012 and $132,000 in 2011. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item $0 in 2012 and $0 in 2011.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1.166 million in 2012 and $1.183 million in 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

The Proxy Voting Policies are as follows:

October 2011

OrbiMed Advisors LLC

OrbiMed Capital LLC

& Affiliates

Policy on Proxy Voting & Class Actions

A.	Overview

OrbiMed Advisors LLC and OrbiMed Capital LLC (each an “Adviser”, and together with their affiliates, “OrbiMed”) recognize their fiduciary responsibilities to actively monitor all aspects of the operations of the funds and other clients that they advise (“Clients”). OrbiMed has always placed paramount importance on its oversight of the implementation of Clients’ investment strategies and the overall management of Clients’ investments. A critical aspect of such management continues to be the effective assessment and voting of proxies relating to Clients’ portfolio securities.

OrbiMed manages Clients’ assets with the overriding goal of seeking to provide the greatest possible returns consistent with governing laws and the investment policies of each Client. In pursuing that goal, OrbiMed seeks to exercise its Clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities, with the principal aim of maintaining or enhancing the companies’ economic value. Accordingly, OrbiMed has adopted and implemented policies and related procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Clients, in accordance with OrbiMed’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Those policies and procedures, which are described below, are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. OrbiMed’s Operations Manager (the “Operations Manager”), currently Kevin Olsen, is primarily responsible for administering OrbiMed’s proxy voting program.

B.	Broadridge and Glass Lewis

OrbiMed has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to provide operational and administrative services related to voting proxies for Clients that have given proxy voting authority to OrbiMed. Broadridge also provides proxy voting guidelines and recommendations through an arrangement with Glass Lewis & Co., LLC (“Glass Lewis”).

Glass Lewis is an independent firm that analyzes proxies and provides research and objective vote recommendations for individual proxy matters. OrbiMed has determined that the Glass Lewis Proxy Paper Guidelines (the “Glass Lewis Proxy Guidelines”) are generally consistent with OrbiMed’s views of the common types of proxy proposals. Consequently, OrbiMed will vote in accordance with the recommendations Glass Lewis makes pursuant to the Glass Lewis Proxy Guidelines except as provided below. Copies of the Glass Lewis Proxy Guidelines may be provided to Clients and investors in private investment funds sponsored by OrbiMed upon request.

While OrbiMed ordinarily follows the Glass Lewis Proxy Guidelines and related recommendations, OrbiMed retains the right to depart from Glass Lewis’s recommendation on any given vote, provided that the details of the vote and the rationale for the departure are documented. In such cases, or when Glass Lewis does not issue a recommendation, OrbiMed will use its best judgment to vote such proxies on behalf of its affected Clients. The Operations Manager will then cast the vote, generally through the Broadridge system. The Operations Manager will limit access to the Broadridge system to the appropriate personnel.

To assure the quality of the services for which OrbiMed has engaged Broadridge and Glass Lewis, the Operations Manager will review periodic service reports prepared by Broadridge. The Operations Manager, together with personnel from OrbiMed’s Public Equity Investment Team, will also review the Glass Lewis Proxy Guidelines at least annually (and upon notice from Glass Lewis of their material amendment) to ensure that they continue to be largely consistent with OrbiMed’s views. Finally, the Operations Manager will review on the same timetable Glass Lewis’s conflict management procedures with respect to its voting recommendations, to the extent applicable.

C.	Circumstances in which OrbiMed May Refrain from Voting

Where a Client has retained, or delegated to a party other than OrbiMed, the authority to vote proxies on the Client’s behalf, OrbiMed will not be responsible for voting such proxies.

Where a Client has delegated the responsibility to vote proxies to OrbiMed, OrbiMed will generally seek to vote all proxies for securities in the portfolio(s) that OrbiMed manages for the Client. In certain circumstances, however, the costs associated with voting a proxy may outweigh the potential benefits from exercise of the right to vote, such as where a country requires so-called “share-blocking.” In such situations, OrbiMed may, consistent with its fiduciary duties and this Proxy Voting Policy, refrain from voting. In addition, OrbiMed may be required to abstain from voting on a particular proxy in a situation where a conflict exists between OrbiMed and its affected Clients. The procedures for resolving such conflicts are described below.

Where OrbiMed has refrained from voting a proxy, the Operations Manager will document the decision and the reason for abstaining and provide such documentation to OrbiMed’s Compliance Team.

D.	Recordkeeping

OrbiMed maintains records relating to the proxies it votes on behalf of Clients in accordance with Rule 204-2 under the Advisers Act. Those records include:

1.	A copy of the proxy voting policies and procedures;

2.

Proxy statements received regarding Clients’ portfolio securities (except where such proxy statements are available on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) or a third party undertakes to promptly provide copies of such documents to OrbiMed);

2
OrbiMed Proxy Voting Policy		October 2011

3.	A record of each vote cast, including, where the vote reflected a departure from the applicable Glass Lewis recommendation, a summary of the rationale for such departure;

4.	A copy of any document created by OrbiMed that was material to making a decision on how to vote a proxy for a Client or that memorializes the basis for such a decision; and

5.	Each written Client request for proxy voting records and OrbiMed’s written response to any Client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for 6 years and will be maintained in OrbiMed’s office (or by delegation to Broadridge, on the Broadridge user’s web site or at Broadridge’s offices as necessary) for 2 years after they are created.

E.	Conflicts of Interest

There may be occasions where the voting of proxies by OrbiMed on behalf of a Client may present a perceived or actual conflict of interest between OrbiMed and the Client. Such potential conflict of interest situations may include: (1) where OrbiMed manages assets or provides other financial services or products to, or otherwise has a direct business relationship with, a company whose management is soliciting proxies; (2) where an OrbiMed representative serves on the board of directors of a public company soliciting proxies; (3) where OrbiMed has a business relationship with the proponent of a non-management proxy proposal; or (4) where OrbiMed or any OrbiMed employee (“Employee”) involved in casting proxy ballots may have a personal interest in the outcome of a particular matter before shareholders.

As noted above, OrbiMed generally votes proxies in accordance with recommendations provided by a third-party service provider (Glass Lewis) pursuant to pre-determined policies established by that provider (the Glass Lewis Proxy Guidelines). As a result, such votes will not present any conflicts of interest.

When OrbiMed determines to depart from the Glass Lewis recommendation on a particular vote, the Compliance Team will review the proposed vote and assess whether it presents any potential conflicts of interest. If, after reasonable consideration, the Compliance Team concludes that a potential conflict of interest does exist, the Compliance Team will inform the managing member or another member of the Advisers (a “Partner”) involved in managing the portfolio(s) of the Client(s) involved. The Compliance Team will also consult with OrbiMed’s outside counsel and/or compliance consultants as needed to determine whether a conflict of interest in fact exists between OrbiMed and such Clients and whether the matters involved in such proxy could have a material economic impact on those Clients.

If it is determined that there is in fact such a conflict, OrbiMed will seek, with respect to each Client involved, instruction on how the proxy should be voted from the Client, legal counsel to (or another appropriate representative of) the Client, or legal counsel to (or another appropriate representative of) the Client’s adviser (where OrbiMed acts as a sub-adviser to such adviser). In such cases, OrbiMed will provide all reasonable assistance to the Client or its representative to enable to such party to make an informed decision. If the Client or its representative fails to instruct OrbiMed on how to vote the proxy, OrbiMed will generally abstain from voting in order

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OrbiMed Proxy Voting Policy		October 2011

to avoid the appearance of impropriety. If, however, OrbiMed determines that the failure to vote such proxies would likely have a material adverse economic impact on the affected Clients’ investment in the relevant company, OrbiMed may vote such proxies in order to protect the Clients’ interests.

All votes that depart from the applicable Glass Lewis recommendation will be documented by the Operations Manager. Where such a vote presents an actual conflict of interest, such documentation will record the existence of the conflict and how it was resolved.

F.	Private Equity Funds

1.	General Policy

With respect to portfolio companies of private funds that OrbiMed manages pursuant to primarily private equity strategies (“Private Equity Funds”), OrbiMed is typically a lead investor and often obtains the right to appoint one or more members of the company’s board of directors (or equivalent body). This is in contrast to the portfolio companies of OrbiMed’s public equity strategy Clients, with respect to which OrbiMed is typically a passive investor and does not have board representation. Accordingly, proxy and other voting decisions for Private Equity Funds’ holdings are generally determined by the relevant members of the Private Equity Investment Team, and not pursuant to recommendations from Glass Lewis. Such votes will generally be cast in the best interests of the relevant Private Equity Funds, based on the Private Equity Investment Team’s assessment of the particular matter and OrbiMed’s strategy for the investment, subject (if applicable) to such other duties as OrbiMed or its representatives on a portfolio company’s board of directors or equivalent body may have with respect to the company and its shareholders.

2.	Procedures

In connection with a proxy or similar vote for a Private Equity Fund portfolio company, the Operations Manager will consult with the primary Partner or other Private Equity Investment Team member who is responsible for the portfolio company investment. Unless the vote presents a material conflict of interest, the Operations Manager should cast the vote in accordance with the instruction of the Partner or other Private Equity Investment Team member. If the vote may present a material conflict of interest, then the Operations Manager should consult with the Compliance Team, as described in more detail below.

3.	Conflicts of Interest

OrbiMed understands that there may be situations in which a proxy vote related to a Private Equity Fund portfolio company raises a potential conflict of interest. Such conflicts may include where a proxy vote is required with respect to:

a.

The appointment of Employees or designated persons for board or management positions with a portfolio company (although such appointments will typically be pursuant to OrbiMed’s strategy for the investment and so will not present a material conflict of interest);

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OrbiMed Proxy Voting Policy		October 2011

b.

Compensation structures, contracts or management fees paid to Employees, Venture Partners or other persons (although per OrbiMed’s policies such compensation received by Employees is considered to be the property of the applicable Private Equity Fund(s) and must be turned over to OrbiMed to be allocated among the Funds on a fair and equitable basis); and

c.

Voting for the repurchase or buy-back of outstanding shares or for the issuance of shares or other capital raises for the portfolio company where it would be beneficial to the Private Equity Funds (although such votes will typically be cast pursuant to OrbiMed’s strategy for the investment and so will not present a material conflict of interest).

If any Employee involved in a proxy or similar vote for a Private Equity Fund believes that a particular vote presents a material conflict of interest between any of OrbiMed, the Private Equity Fund and the portfolio company or its management, then he or she should notify the Compliance Team. The decision as to how to vote in such circumstances will be made by the Partner or other Private Equity Investment Team member in consultation with the Operations Manager and the Compliance Team. The Compliance Team will be responsible for maintaining documentation associated with each such voting decision, which should generally summarize the matter on which the vote was cast, the conflict of interest that was identified, the voting determination, and the basis for that determination.

G.	Reporting of Undue Influence

Each Employee who casts proxy votes on behalf of a Client must notify the Compliance Team (or the Operations Manager, who should then notify the Compliance Team) of any direct, indirect or perceived improper influence sought to be exerted by anyone within OrbiMed with regard to how a proxy should be voted. The Compliance Team will investigate the allegations and take such actions to mitigate the issue and prevent occurrences as deemed necessary or appropriate.

H.	Class Actions

When a recovery is achieved in a class action, shareholders of the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the settlement or other resolution of the class action. To participate in the recovery as part of the class, the shareholder generally completes and submits a proof of claim form. The party administrating the class action then dispenses money from the settlement fund to those persons and entities with valid claims.

OrbiMed has retained Institutional Shareholder Services Inc. (“ISS”) to facilitate its submission of claims in class actions involving securities held by Clients that have given OrbiMed the authority to do so. ISS identifies, tracks and files class action claims for such Clients.

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OrbiMed Proxy Voting Policy		October 2011

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

UBS JUNIPER CROSSOVER FUND, L.L.C.

PORTFOLIO MANAGEMENT DISCLOSURE

Samuel D. Isaly and Sven Borho have served as the Fund’s portfolio managers (the “Portfolio Managers”) since the Fund commenced operations on November 21, 2000. As Portfolio Managers, Mr. Isaly and Mr. Borho are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Isaly, who is considered to be the Fund’s portfolio management team leader, and Mr. Borho share responsibility and authority for managing the Fund’s portfolio including the selection of the Fund’s investments. While investment decisions for the Fund generally receive the prior approval of both Portfolio Managers, each is authorized to act independently of the other in making portfolio changes.

Mr. Isaly is the Managing Member of OrbiMed Advisors LLC (“OrbiMed”). He has been active in portfolio management since 1989 and has served as a portfolio manager at OrbiMed since 1998. Mr. Isaly has also served as President of the Eaton Vance Worldwide Health Sciences Portfolio since 2002, and as a Director of Worldwide Healthcare Trust PLC since 1995. Mr. Isaly received a Bachelor of Arts degree from Princeton University and a Masters of Science in Economics from the London School of Economics.

Mr. Borho is an equity owner of OrbiMed and has served as a portfolio manager at OrbiMed since 1998. He had previously served as a portfolio manager at OrbiMed’s predecessor since 1993. Mr. Borho studied business administration at Bayreuth University in Bayreuth, Germany and received a Masters of Science in Economics from the London School of Economics.

The Fund’s Portfolio Managers manage multiple accounts in addition to the Fund, including other registered investment companies and other pooled investment vehicles (including hedge funds).

The Portfolio Managers’ goal is to provide high quality investment services to all of their clients, including the Fund. OrbiMed has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with respect to the allocation of investment transactions and the allocation of limited investment opportunities among accounts that the Portfolio Managers advise. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers could have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Managers could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, OrbiMed could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. Although the Portfolio Managers seek to allocate investment opportunities they believe to be appropriate for one or more of their accounts equitably and consistent with the best interests of all accounts involved, there can be no assurance that a particular investment opportunity will be allocated in any particular manner. UBS Eucalyptus Management, L.L.C., the Fund’s investment adviser (the “Adviser”), periodically reviews the

Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Managers may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

Most accounts managed by OrbiMed are charged performance fees. However, potential conflicts of interest exist to the extent that OrbiMed receives a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Managers could favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Managers’ compensation.

The Portfolio Managers, who are each equity owners of OrbiMed, receive compensation comprised of a base partner draw, a partner’s profit participation and certain retirement, insurance and other benefits. The base partner draw is fixed semi-annually and is paid throughout the year. The partner profit participation is a discretionary award determined annually by OrbiMed management, including each of the Fund’s Portfolio Managers, based principally on a Portfolio Manager’s overall responsibilities and performance. OrbiMed evaluates performance according to a Portfolio Manager’s success in achieving portfolio objectives for all client accounts they oversee, including the Fund, and takes into account both current year and longer-term performance objectives. A Portfolio Manager’s partner profit participation is also influenced by OrbiMed’s overall operating performance and, therefore, may fluctuate from year to year depending on, among other factors, changes in OrbiMed’s financial performance. The partner profit participation is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2012.

Samuel D. Isaly

Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[2]	Assets Managed	Number of Accounts[3]	Assets Managed	Number of Accounts[4]	Assets Managed

2	$1.1 billion	15	$4.2 billion	4	$860 million

Sven Borho

Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[2]	Assets Managed	Number of Accounts[3]	Assets Managed	Number of Accounts[4]	Assets Managed

2	$1.1 billion	15	$4.2 billion	4	$860 million

[1]

Among the other registered investment companies managed by the Portfolio Managers is UBS Eucalyptus Fund, L.L.C., for which UBS Alternative and Quantitative Investments LLC serves as managing member of the Adviser.

[2]	All of these accounts charge performance-based advisory fees.

[3]	Of these accounts, 12 accounts with total assets of approximately $4.02 billion charge performance-based advisory fees.

[4]	All of these accounts charge performance-based advisory fees.

As equity owners of OrbiMed, which in turn is a member of the Adviser, the Portfolio Managers may be considered to have indirect ownership interests in the Adviser’s Special Advisory Member Interest in the Fund. However, neither of the Fund’s Portfolio Managers beneficially owns any interests in the Fund.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	UBS Juniper Crossover Fund, L.L.C.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	March 7, 2013

By (Signature and Title)*	/s/ Nicholas Vagra
Nicholas Vagra, Principal Accounting Officer

Date	March 7, 2013

* Print the name and title of each signing officer under his or her signature.